Exhibit 99.1

FOR IMMEDIATE RELEASE

AXIOS Sustainable Growth Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares, Warrants and Rights, Commencing March 25, 2022

NEW YORK, March 22, 2022 – AXIOS Sustainable Growth Acquisition Corporation (the “Company”) announced that commencing March 25, 2022, the units sold in the Company’s initial public offering of 17,250,000 units will no longer trade, and the Class A ordinary shares, warrants, and rights included in the units will trade separately. The Class A ordinary shares, warrants and rights will trade on the New York Stock Exchange (“NYSE”) under the symbols “AXAC,” “AXAC.WS” and “AXAC.R,” respectively. This is a mandatory and automatic separation, and no action is required by the holders of the units.

Each unit consists of one Class A ordinary share, one redeemable warrant to purchase one Class A ordinary share and one right to receive one-tenth of one Class A ordinary share upon the consummation of the Company's initial business combination. In the separation, unit owners will receive Class A ordinary shares underlying their units, warrants underlying such units and rights underlying such units.

Purchases of units that are made after market close on March 24, 2022, may not settle prior to the unit separation date and, accordingly, the number of rights and warrants issued to such purchasers may not reflect the rights and warrants underlying such recently purchased units.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus may be obtained from I-Bankers Securities, Inc., 1208 Shady Ln N., Keller, Texas 76248.

About AXIOS Sustainable Growth Acquisition Corporation

AXIOS Sustainable Growth Acquisition Corp is a blank check company, incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses. The Company intends to search for a target business that is engaged in the agribusiness, plant-based proteins, food processing, and related technology industry located in Central and Eastern Europe.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Benedikt Förtig

benedikt.foertig@axios.ag

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